EXHIBIT 4.3





                      Number                                   SHARES
               CA [            ]                            [           ]

                                                            CUSIP
                                                            [     ]


                          Incorporated Under The Laws of Delaware

                               COLLINS & AIKMAN CORPORATION

                         This Certifies that __________________________ is
               the owner of ________________________________ FULLY-PAID AND
               NON-ASSESSABLE SHARES OF THE COMMON STOCK PAR VALUE $0.01 PER SHARE OF COLLINS & AIKMAN CORPORATION transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

                         This Certificate and the shares of stock
               represented hereby are issued and shall be held subject for all of the provisions of the Certificate of Incorporation of the Corporation and all amendments thereto so all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

                         Witness the signatures of the duly authorized
               officers of the Corporation.

                         Dated



               /s/Elizabeth R. Philipp /s/Bruce Wasserstein /s/David A. Stockman
                      SECRETARY              CO-CHAIRMAN OF     CO-CHAIRMAN OF
                                                THE BOARD          THE BOARD

                                             COUNTERSIGNED AND REGISTERED
                                             FIRST UNION NATIONAL BANK OF
                                             NORTH CAROLINA (CHARLOTTE,
                                             NORTH CAROLINA)



                                             ______________________________
                                             TRANSFER AGENT AND REGISTRAR
                                             AUTHORIZED SIGNATORY






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                         The Corporation will furnish without charge to
               each stockholder who so requests the powers, designations, references and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, upon application to the transfer agent or to the Secretary of the Corporation.

                         The following abbreviations, when used in the
               inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


                TEN COM - as tenants in       UNIF GIFT MIN
                common                        ACT.......Custodian.......
                                              (cust)            (Minor)
                TEN ENT - as tenants by the   under Uniform Gifts to
                entireties                    Minors Act............
                                                           (State)
                JT TEN - as joint tenants
                with right of survivorship
                and not as tenants in
                common

               Additional abbreviations may also be used though not in the above list.

               For value received __________ hereby sell, assign and transfer unto

               Please insert social security
               or other identifying number of
               Assignee

               |                           |
               |                           |
               |                           |

               ____________________________________________________________
               (Please print or typewrite name and address, including zip code, of assignee)

               ____________________________________________________________

               ____________________________________________________________

               __________________________________________________ shares of the capital stock represented by the written Certificates and do hereby irrevocably constitute and appoint

               ____________________________________________Attorney to
               transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

               Dated__________________


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                NOTICE:  ________________________________________________
                         The signature to this Assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever.


               KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.